Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Reports Third Quarter 2024 Financial Results
•Current quarter diluted earnings per common share from continuing operations of $8.68 and current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) of $9.90
•Gross profit of $852.7 million from total revenues of $5.2 billion, both quarterly records, and an 8.4% and 11.0% increase, respectively, over the comparable prior year period
HOUSTON, TX, October 30, 2024 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), a Fortune 250 automotive retailer with 260 dealerships located in the U.S. and U.K., today reported financial results for the third quarter of 2024 (“current quarter”).
Current quarter net income from continuing operations was $117.1 million. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $133.5 million. Current quarter diluted earnings per common share from continuing operations was $8.68. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $9.90. Current quarter adjusted diluted earnings per common share from continuing operations excludes $14.8 million in pre-tax acquisition costs incurred during the current quarter.
“We continue to grow revenues through acquisitions. During the quarter, we executed strategic U.K. transactions which added 58 dealerships. We are excited to expand our operations across the broader U.K. with great brands, and will continue to explore growth-oriented opportunities,” said Daryl Kenningham, Group 1’s President and Chief Executive Officer. “We were pleased to have set quarterly records for new and used vehicle units sold, while GPUs only declined $161 and $63, sequentially from the second quarter, for new and used vehicles, respectively. Global stop sales on certain vehicle models with luxury manufacturers BMW and Lexus impacted sales during the quarter. Weather events in Texas early in the quarter and in the southeast later in the quarter also impacted our business.”
Reconciliations for financial results, non-GAAP metrics, and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.
Current Quarter Results Overview
Total revenues for the current quarter were $5.2 billion, a 11.0% increase compared to $4.7 billion for the third quarter of 2023 (“prior year quarter”).
Net income from continuing operations for the current quarter was $117.1 million, a 28.6% decrease compared to $164.1 million for the prior year quarter. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $133.5 million, a 21.4% decrease compared to $169.8 million for the prior year quarter. In the current quarter, net income from continuing operations and adjusted net income from continuing operations were primarily impacted by higher interest expense and depreciation versus the prior year quarter.
Current quarter diluted earnings per common share from continuing operations was $8.68, a 25.6% decrease compared to $11.67 for the prior year quarter. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $9.90, an 18.0% decrease compared to $12.07 for the prior year quarter.
1

Third Quarter 2024 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	3Q24	Change	3Q24	Change
Total revenues	$5.2B	+11.0%	$4.5B	(1.8)%
Total gross profit (“GP”)	$852.7M	+8.4%	$737.5M	(3.5)%
NV units sold	53,775	+18.6%	44,411	+0.5%
NV GP per retail unit (“PRU”)	$3,407	(20.5)%	$3,449	(19.5)%
Used vehicle (“UV”) retail units sold	55,907	+10.1%	47,635	(3.3)%
UV retail GP PRU	$1,574	(1.7)%	$1,530	(5.3)%
Parts & service (“P&S”) GP	$367.0M	+17.0%	$318.8M	+4.9%
P&S Gross Margin (“GM”)	55.6%	+0.3%	55.1%	(0.2)%
Finance and Insurance (“F&I”) revenues	$214.1M	+7.4%	$192.6M	(0.6)%
F&I GP PRU	$1,952	(5.9)%	$2,093	+0.9%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	69.4%	+621 bps	68.4%	+456 bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	67.5%	+410 bps	66.2%	+313 bps
Corporate Development
We remain focused on quickly and efficiently integrating our acquisitions into our existing operations to drive incremental value creation for our shareholders.
In July 2024, the Company acquired four Mercedes-Benz dealerships located in the U.K. This acquisition is expected to generate $105.0 million in annual revenues with new car sales recorded as net revenue under the agency model.
In August 2024, the Company completed the acquisition of Inchcape Retail automotive operations in the U.K. This acquisition is expected to generate $2.7 billion in annual revenues.
In October 2024, the Company acquired a BMW/MINI dealership located in the U.K. This acquisition is expected to generate approximately $125.0 million in annual revenues.
Year-to-date, the Company has successfully acquired and is in the process of integrating dealership operations with total expected annual revenues of approximately $3.9 billion.
During the current quarter, the Company disposed of one dealership located in California. This disposed dealership generated approximately $65.0 million in annual revenues, bringing year-to-date total disposed annual revenues for the Company to $400.0 million.
Share Repurchases
During the current quarter, the Company repurchased 85,245 shares at an average price per common share of $349.55, for a total of $29.8 million, excluding excise taxes of $0.3 million.
During the nine months ended September 30, 2024, the Company repurchased 438,165 shares, representing approximately 3.2% of the Company’s outstanding common shares at January 1 of the current year, at an average price per common share of $295.80, for a total of $129.6 million, excluding excise taxes of $1.1 million.
As of September 30, 2024, the Company had an aggregate 13.3 million outstanding common shares and unvested restricted stock awards. As of September 30, 2024, the Company had $174.8 million remaining on its Board authorized common share repurchase program.
Future repurchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
2

Third Quarter 2024 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10:00 a.m. ET to discuss the third quarter 2024 financial results. The conference call will be simulcast live on the Internet at group1corp.com/events. A webcast replay will be available for 30 days. A copy of the Company’s presentation will also be made available at http://www.group1corp.com/company-presentations.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Passcode:     2417011
A telephonic replay will be available following the call through November 6, 2024, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay Code:    5473305
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 260 automotive dealerships, 338 franchises, and 44 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, and www.facebook.com/group1auto.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions, on a timely basis, if at all and the risks associated therewith, (h) our ability to successfully integrate recent and future acquisitions and realize the expected benefits from consummated acquisitions, (i) foreign exchange controls and currency fluctuations, (j) the armed conflicts in Ukraine and the Middle East, (k) the impacts of continued inflation and potential changes in U.S. trade policy, including the imposition of tariffs and the resulting consequences, (l) our ability to maintain sufficient liquidity to operate, (m) a material failure in or breach of our vendors’ information technology systems and other cybersecurity incidents, and (n) the receipt of any insurance or other recoveries. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, snow-storm, and employment compensation costs associated with the CDK outage. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.

Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Financial Services and Manufacturer Relations
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
Kimberly Barta
Head of Marketing and Communications
Group 1 Automotive, Inc.
kbarta@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30,
	2024	2023	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$2,567.6	$2,264.5	$303.0	13.4%
Used vehicle retail sales	1,656.5	1,559.6	96.9	6.2%
Used vehicle wholesale sales	123.2	114.7	8.5	7.4%
Parts and service sales	660.0	566.9	93.1	16.4%
Finance, insurance and other, net	214.1	199.4	14.7	7.4%
Total revenues	5,221.4	4,705.1	516.3	11.0%
COST OF SALES:
New vehicle retail sales	2,384.4	2,070.2	314.1	15.2%
Used vehicle retail sales	1,568.5	1,478.2	90.3	6.1%
Used vehicle wholesale sales	122.8	117.1	5.7	4.9%
Parts and service sales	293.1	253.4	39.6	15.6%
Total cost of sales	4,368.7	3,918.9	449.8	11.5%
GROSS PROFIT	852.7	786.2	66.4	8.4%
Selling, general and administrative expenses	591.6	496.7	94.9	19.1%
Depreciation and amortization expense	29.5	23.1	6.4	27.8%
Asset impairments	—	4.8	(4.8)	(100.0)%
INCOME FROM OPERATIONS	231.6	261.6	(30.0)	(11.5)%
Floorplan interest expense	31.1	16.5	14.6	88.7%
Other interest expense, net	39.8	26.5	13.3	50.1%
Other expense (income)	1.1	(1.9)	3.0	157.2%
INCOME BEFORE INCOME TAXES	159.6	220.5	(60.9)	(27.6)%
Provision for income taxes	42.5	56.4	(13.9)	(24.7)%
Net income from continuing operations	117.1	164.1	(47.0)	(28.6)%
Net income (loss) from discontinued operations	0.2	(0.2)	0.4	178.8%
NET INCOME	$117.3	$163.9	$(46.6)	(28.4)%
Less: Earnings allocated to participating securities	2.4	4.0	(1.6)	(40.6)%
Net income available to diluted common shares	$114.9	$159.9	$(45.0)	(28.1)%
Diluted earnings per share from continuing operations	$8.68	$11.67	$(2.99)	(25.6)%
Diluted earnings (loss) per share from discontinued operations	$0.01	$(0.02)	$0.03	182.2%
DILUTED EARNINGS PER SHARE	$8.69	$11.65	$(2.96)	(25.4)%
Weighted average dilutive common shares outstanding	13.2	13.7	(0.5)	(3.7)%
Weighted average participating securities	0.3	0.3	(0.1)	(20.4)%
Total weighted average shares	13.5	14.1	(0.6)	(4.1)%
Effective tax rate on continuing operations	26.6%	25.6%	1.0%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30,
	2024	2023	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$7,114.3	$6,463.4	$650.9	10.1%
Used vehicle retail sales	4,526.5	4,359.0	167.4	3.8%
Used vehicle wholesale sales	333.5	339.2	(5.6)	(1.7)%
Parts and service sales	1,810.8	1,677.3	133.5	8.0%
Finance, insurance and other, net	603.1	554.8	48.3	8.7%
Total revenues	14,388.3	13,393.7	994.6	7.4%
COST OF SALES:
New vehicle retail sales	6,601.6	5,880.9	720.7	12.3%
Used vehicle retail sales	4,275.7	4,122.2	153.6	3.7%
Used vehicle wholesale sales	335.2	338.6	(3.5)	(1.0)%
Parts and service sales	814.0	762.3	51.6	6.8%
Total cost of sales	12,026.5	11,104.0	922.5	8.3%
GROSS PROFIT	2,361.8	2,289.7	72.2	3.2%
Selling, general and administrative expenses	1,564.9	1,439.4	125.5	8.7%
Depreciation and amortization expense	81.6	68.6	12.9	18.8%
Asset impairments	—	7.7	(7.7)	(100.0)%
INCOME FROM OPERATIONS	715.4	773.9	(58.5)	(7.6)%
Floorplan interest expense	76.3	44.7	31.6	70.6%
Other interest expense, net	102.5	72.1	30.4	42.1%
Other expense	0.7	2.3	(1.6)	(69.4)%
INCOME BEFORE INCOME TAXES	535.8	654.8	(118.9)	(18.2)%
Provision for income taxes	133.5	161.6	(28.1)	(17.4)%
Net income from continuing operations	402.4	493.2	(90.8)	(18.4)%
Net income (loss) from discontinued operations	1.0	(0.3)	1.3	405.1%
NET INCOME	$403.3	$492.9	$(89.5)	(18.2)%
Less: Earnings allocated to participating securities	8.6	12.2	(3.6)	(29.5)%
Net income available to diluted common shares	$394.7	$480.6	$(85.9)	(17.9)%
Diluted earnings per share from continuing operations	$29.61	$34.81	$(5.20)	(14.9)%
Diluted earnings (loss) per share from discontinued operations	$0.07	$(0.02)	$0.09	418.1%
DILUTED EARNINGS PER SHARE	$29.68	$34.79	$(5.11)	(14.7)%
Weighted average dilutive common shares outstanding	13.3	13.8	(0.5)	(3.7)%
Weighted average participating securities	0.3	0.4	(0.1)	(17.3)%
Total weighted average shares	13.6	14.2	(0.6)	(4.1)%
Effective tax rate on continuing operations	24.9%	24.7%	0.2%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

	September 30, 2024	December 31, 2023	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$58.7	$57.2	$1.5	2.6%
Inventories, net	$2,752.2	$1,963.4	$788.8	40.2%
Floorplan notes payable, net (1)	$2,269.5	$1,565.4	$704.1	45.0%
Total debt	$2,891.1	$2,098.8	$792.3	37.8%
Total equity	$2,976.2	$2,674.4	$301.8	11.3%
(1) Amounts are net of offset accounts of $99.8 and $275.2, respectively.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	73.8%	81.8%	78.4%	80.7%
United Kingdom	26.2%	18.2%	21.6%	19.3%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	23.8%	24.0%	25.2%	23.1%
Volkswagen/Audi/Porsche/SEAT/SKODA	16.3%	15.5%	14.5%	15.9%
BMW/MINI	9.6%	10.7%	10.6%	11.4%
Honda/Acura	9.4%	7.4%	9.4%	7.6%
Chevrolet/GMC/Buick	9.0%	10.2%	9.2%	8.8%
Ford/Lincoln	6.9%	7.3%	7.1%	7.8%
Mercedes-Benz/Sprinter	8.9%	6.0%	6.9%	6.3%
Hyundai/Kia/Genesis	5.3%	5.7%	5.6%	5.3%
Subaru	3.2%	2.8%	3.3%	2.7%
Chrysler/Dodge/Jeep/RAM	1.9%	3.7%	2.3%	4.0%
Nissan	1.9%	3.7%	2.3%	3.9%
Jaguar/Land Rover	2.3%	1.6%	2.1%	1.7%
Mazda	1.2%	1.2%	1.2%	1.2%
Other	0.2%	0.4%	0.2%	0.4%
	100.0%	100.0%	100.0%	100.0%

	September 30, 2024	December 31, 2023	September 30, 2023
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	43	37	28
Used vehicle inventory	38	35	34
U.S.
New vehicle inventory	56	36	30
Used vehicle inventory	30	29	29
U.K.
New vehicle inventory	23	48	22
Used vehicle inventory	54	58	48
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,567.6	$2,264.5	$303.0	13.4%	$19.9	12.5%
Used vehicle retail sales	1,656.5	1,559.6	96.9	6.2%	14.2	5.3%
Used vehicle wholesale sales	123.2	114.7	8.5	7.4%	1.1	6.4%
Total used	1,779.7	1,674.3	105.4	6.3%	15.4	5.4%
Parts and service sales	660.0	566.9	93.1	16.4%	3.7	15.8%
F&I, net	214.1	199.4	14.7	7.4%	0.9	6.9%
Total revenues	$5,221.4	$4,705.1	$516.3	11.0%	$39.8	10.1%
Gross profit:
New vehicle retail sales	$183.2	$194.3	$(11.1)	(5.7)%	$1.7	(6.6)%
Used vehicle retail sales	88.0	81.4	6.6	8.2%	0.7	7.3%
Used vehicle wholesale sales	0.4	(2.3)	2.7	117.2%	—	118.0%
Total used	88.4	79.0	9.4	11.9%	0.7	11.0%
Parts and service sales	367.0	313.5	53.4	17.0%	2.2	16.3%
F&I, net	214.1	199.4	14.7	7.4%	0.9	6.9%
Total gross profit	$852.7	$786.2	$66.4	8.4%	$5.6	7.7%
Gross margin:
New vehicle retail sales	7.1%	8.6%	(1.4)%
Used vehicle retail sales	5.3%	5.2%	0.1%
Used vehicle wholesale sales	0.3%	(2.0)%	2.4%
Total used	5.0%	4.7%	0.2%
Parts and service sales	55.6%	55.3%	0.3%
Total gross margin	16.3%	16.7%	(0.4)%
Units sold:
Retail new vehicles sold (1)	53,775	45,350	8,425	18.6%
Retail used vehicles sold	55,907	50,799	5,108	10.1%
Wholesale used vehicles sold	14,220	11,740	2,480	21.1%
Total used	70,127	62,539	7,588	12.1%
Average sales price per unit sold:
New vehicle retail (1)	$48,390	$50,300	$(1,910)	(3.8)%	$372	(4.5)%
Used vehicle retail	$29,630	$30,701	$(1,071)	(3.5)%	$254	(4.3)%
Gross profit per unit sold:
New vehicle retail sales	$3,407	$4,285	$(878)	(20.5)%	$32	(21.2)%
Used vehicle retail sales	$1,574	$1,602	$(28)	(1.7)%	$13	(2.5)%
Used vehicle wholesale sales	$28	$(199)	$227	114.2%	$(1)	114.9%
Total used	$1,261	$1,264	$(3)	(0.3)%	$10	(1.0)%
F&I PRU	$1,952	$2,073	$(121)	(5.9)%	$9	(6.3)%
Other:
SG&A expenses	$591.6	$496.7	$94.9	19.1%	$4.3	18.2%
Adjusted SG&A expenses (2)	$575.9	$498.8	$77.1	15.5%	$4.1	14.6%
SG&A as % gross profit	69.4%	63.2%	6.2%
Adjusted SG&A as % gross profit (2)	67.5%	63.4%	4.1%
Operating margin %	4.4%	5.6%	(1.1)%
Adjusted operating margin % (2)	4.8%	5.6%	(0.9)%
Pretax margin %	3.1%	4.7%	(1.6)%
Adjusted pretax margin % (2)	3.4%	4.8%	(1.4)%
Floorplan expense:
Floorplan interest expense	$31.1	$16.5	$14.6	88.7%	$0.2	87.6%
Less: Floorplan assistance (3)	24.1	18.8	5.3	28.2%	—	28.1%
Net floorplan expense	$7.0	$(2.3)	$9.3		$0.2
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(3) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$7,114.3	$6,463.4	$650.9	10.1%	$41.2	9.4%
Used vehicle retail sales	4,526.5	4,359.0	167.4	3.8%	32.7	3.1%
Used vehicle wholesale sales	333.5	339.2	(5.6)	(1.7)%	2.6	(2.4)%
Total used	4,860.0	4,698.2	161.8	3.4%	35.3	2.7%
Parts and service sales	1,810.8	1,677.3	133.5	8.0%	8.7	7.4%
F&I, net	603.1	554.8	48.3	8.7%	2.0	8.4%
Total revenues	$14,388.3	$13,393.7	$994.6	7.4%	$87.0	6.8%
Gross profit:
New vehicle retail sales	$512.8	$582.5	$(69.8)	(12.0)%	$3.3	(12.5)%
Used vehicle retail sales	250.8	236.9	13.9	5.9%	1.7	5.1%
Used vehicle wholesale sales	(1.6)	0.5	(2.2)	NM	—	NM
Total used	249.1	237.4	11.7	4.9%	1.7	4.2%
Parts and service sales	996.8	915.0	81.9	8.9%	5.0	8.4%
F&I, net	603.1	554.8	48.3	8.7%	2.0	8.4%
Total gross profit	$2,361.8	$2,289.7	$72.2	3.2%	$12.0	2.6%
Gross margin:
New vehicle retail sales	7.2%	9.0%	(1.8)%
Used vehicle retail sales	5.5%	5.4%	0.1%
Used vehicle wholesale sales	(0.5)%	0.2%	(0.6)%
Total used	5.1%	5.1%	0.1%
Parts and service sales	55.0%	54.6%	0.5%
Total gross margin	16.4%	17.1%	(0.7)%
Units sold:
Retail new vehicles sold (1)	145,738	129,739	15,999	12.3%
Retail used vehicles sold	154,350	143,000	11,350	7.9%
Wholesale used vehicles sold	37,867	32,607	5,260	16.1%
Total used	192,217	175,607	16,610	9.5%
Average sales price per unit sold:
New vehicle retail (1)	$49,318	$50,172	$(854)	(1.7)%	$285	(2.3)%
Used vehicle retail	$29,326	$30,483	$(1,157)	(3.8)%	$212	(4.5)%
Gross profit per unit sold:
New vehicle retail sales	$3,518	$4,490	$(972)	(21.6)%	$23	(22.1)%
Used vehicle retail sales	$1,625	$1,657	$(32)	(1.9)%	$11	(2.6)%
Used vehicle wholesale sales	$(43)	$16	$(59)	NM	$(1)	NM
Total used	$1,296	$1,352	$(56)	(4.1)%	$9	(4.8)%
F&I PRU	$2,010	$2,034	$(24)	(1.2)%	$7	(1.5)%
Other:
SG&A expenses	$1,564.9	$1,439.4	$125.5	8.7%	$9.3	8.1%
Adjusted SG&A expenses (2)	$1,584.2	$1,452.7	$131.6	9.1%	$9.0	8.4%
SG&A as % gross profit	66.3%	62.9%	3.4%
Adjusted SG&A as % gross profit (2)	67.1%	63.4%	3.6%
Operating margin %	5.0%	5.8%	(0.8)%
Adjusted operating margin % (2)	4.9%	5.7%	(0.9)%
Pretax margin %	3.7%	4.9%	(1.2)%
Adjusted pretax margin % (2)	3.6%	4.8%	(1.2)%
Floorplan expense:
Floorplan interest expense	$76.3	$44.7	$31.6	70.6%	$0.4	69.8%
Less: Floorplan assistance (3)	63.4	51.9	11.6	22.3%	—	22.2%
Net floorplan expense	$12.9	$(7.1)	$20.0		$0.3
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(3) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.
NM - Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$2,016.8	$1,920.2	$96.6	5.0%
Used vehicle retail sales	1,158.4	1,223.5	(65.2)	(5.3)%
Used vehicle wholesale sales	82.9	80.1	2.8	3.5%
Total used	1,241.2	1,303.6	(62.4)	(4.8)%
Parts and service sales	528.4	494.4	34.0	6.9%
F&I, net	184.6	181.5	3.2	1.8%
Total revenues	$3,971.1	$3,899.7	$71.5	1.8%
Gross profit:
New vehicle retail sales	$140.2	$164.9	$(24.7)	(15.0)%
Used vehicle retail sales	61.2	65.7	(4.5)	(6.8)%
Used vehicle wholesale sales	1.3	(0.4)	1.7	NM
Total used	62.5	65.3	(2.8)	(4.3)%
Parts and service sales	290.8	271.0	19.7	7.3%
F&I, net	184.6	181.5	3.2	1.8%
Total gross profit	$678.1	$682.7	$(4.6)	(0.7)%
Gross margin:
New vehicle retail sales	7.0%	8.6%	(1.6)%
Used vehicle retail sales	5.3%	5.4%	(0.1)%
Used vehicle wholesale sales	1.5%	(0.5)%	2.1%
Total used	5.0%	5.0%	—%
Parts and service sales	55.0%	54.8%	0.2%
Total gross margin	17.1%	17.5%	(0.4)%
Units sold:
Retail new vehicles sold	39,700	37,079	2,621	7.1%
Retail used vehicles sold	38,775	39,676	(901)	(2.3)%
Wholesale used vehicles sold	9,577	8,380	1,197	14.3%
Total used	48,352	48,056	296	0.6%
Average sales price per unit sold:
New vehicle retail	$50,801	$51,786	$(985)	(1.9)%
Used vehicle retail	$29,874	$30,838	$(964)	(3.1)%
Gross profit per unit sold:
New vehicle retail sales	$3,532	$4,449	$(917)	(20.6)%
Used vehicle retail sales	$1,579	$1,656	$(77)	(4.7)%
Used vehicle wholesale sales	$133	$(51)	$184	NM
Total used	$1,293	$1,359	$(66)	(4.9)%
F&I PRU	$2,353	$2,364	$(11)	(0.5)%
Other:
SG&A expenses	$445.4	$417.4	$28.0	6.7%
Adjusted SG&A expenses (1)	$436.2	$419.5	$16.7	4.0%
SG&A as % gross profit	65.7%	61.1%	4.5%
Adjusted SG&A as % gross profit (1)	64.3%	61.4%	2.9%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$5,826.2	$5,444.3	$381.9	7.0%
Used vehicle retail sales	3,409.7	3,393.5	16.3	0.5%
Used vehicle wholesale sales	241.2	242.2	(1.0)	(0.4)%
Total used	3,650.9	3,635.7	15.2	0.4%
Parts and service sales	1,521.0	1,459.4	61.6	4.2%
F&I, net	539.9	502.3	37.6	7.5%
Total revenues	$11,538.0	$11,041.7	$496.4	4.5%
Gross profit:
New vehicle retail sales	$416.4	$489.7	$(73.4)	(15.0)%
Used vehicle retail sales	193.7	187.5	6.2	3.3%
Used vehicle wholesale sales	3.9	3.0	0.9	30.8%
Total used	197.6	190.5	7.1	3.7%
Parts and service sales	831.1	787.4	43.7	5.5%
F&I, net	539.9	502.3	37.6	7.5%
Total gross profit	$1,985.0	$1,970.0	$15.0	0.8%
Gross margin:
New vehicle retail sales	7.1%	9.0%	(1.8)%
Used vehicle retail sales	5.7%	5.5%	0.2%
Used vehicle wholesale sales	1.6%	1.2%	0.4%
Total used	5.4%	5.2%	0.2%
Parts and service sales	54.6%	54.0%	0.7%
Total gross margin	17.2%	17.8%	(0.6)%
Units sold:
Retail new vehicles sold	114,314	104,657	9,657	9.2%
Retail used vehicles sold	115,271	110,422	4,849	4.4%
Wholesale used vehicles sold	27,629	23,296	4,333	18.6%
Total used	142,900	133,718	9,182	6.9%
Average sales price per unit sold:
New vehicle retail	$50,967	$52,020	$(1,053)	(2.0)%
Used vehicle retail	$29,580	$30,732	$(1,152)	(3.7)%
Gross profit per unit sold:
New vehicle retail sales	$3,642	$4,679	$(1,037)	(22.2)%
Used vehicle retail sales	$1,680	$1,698	$(18)	(1.1)%
Used vehicle wholesale sales	$143	$130	$13	10.3%
Total used	$1,383	$1,425	$(42)	(2.9)%
F&I PRU	$2,352	$2,335	$16	0.7%
Other:
SG&A expenses	$1,257.9	$1,209.8	$48.1	4.0%
Adjusted SG&A expenses (1)	$1,286.2	$1,222.1	$64.1	5.2%
SG&A as % gross profit	63.4%	61.4%	2.0%
Adjusted SG&A as % gross profit (1)	64.8%	62.0%	2.8%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$550.7	$344.4	$206.4	59.9%	$19.9	54.2%
Used vehicle retail sales	498.2	336.1	162.1	48.2%	14.2	44.0%
Used vehicle wholesale sales	40.3	34.6	5.7	16.4%	1.1	13.1%
Total used	538.5	370.7	167.8	45.3%	15.4	41.1%
Parts and service sales	131.6	72.5	59.1	81.4%	3.7	76.3%
F&I, net	29.4	17.9	11.6	64.6%	0.9	59.3%
Total revenues	$1,250.3	$805.5	$444.8	55.2%	$39.8	50.3%
Gross profit:
New vehicle retail sales	$43.0	$29.4	$13.6	46.4%	$1.7	40.6%
Used vehicle retail sales	26.8	15.7	11.1	71.0%	0.7	66.4%
Used vehicle wholesale sales	(0.9)	(1.9)	1.0	54.3%	—	55.2%
Total used	25.9	13.8	12.2	88.3%	0.7	83.2%
Parts and service sales	76.2	42.5	33.7	79.3%	2.2	74.0%
F&I, net	29.4	17.9	11.6	64.6%	0.9	59.3%
Total gross profit	$174.5	$103.5	$71.0	68.6%	$5.6	63.2%
Gross margin:
New vehicle retail sales	7.8%	8.5%	(0.7)%
Used vehicle retail sales	5.4%	4.7%	0.7%
Used vehicle wholesale sales	(2.2)%	(5.5)%	3.3%
Total used	4.8%	3.7%	1.1%
Parts and service sales	57.9%	58.6%	(0.7)%
Total gross margin	14.0%	12.9%	1.1%
Units sold:
Retail new vehicles sold (1)	14,075	8,271	5,804	70.2%
Retail used vehicles sold	17,132	11,123	6,009	54.0%
Wholesale used vehicles sold	4,643	3,360	1,283	38.2%
Total used	21,775	14,483	7,292	50.3%
Average sales price per unit sold:
New vehicle retail (1)	$41,188	$43,342	$(2,154)	(5.0)%	$1,485	(8.4)%
Used vehicle retail	$29,078	$30,213	$(1,135)	(3.8)%	$829	(6.5)%
Gross profit per unit sold:
New vehicle retail sales	$3,055	$3,551	$(497)	(14.0)%	$121	(17.4)%
Used vehicle retail sales	$1,563	$1,408	$155	11.0%	$42	8.0%
Used vehicle wholesale sales	$(187)	$(566)	$379	66.9%	$(4)	67.6%
Total used	$1,190	$950	$240	25.3%	$32	21.8%
F&I PRU	$944	$922	$21	2.3%	$30	(1.0)%
Other:
SG&A expenses	$146.1	$79.3	$66.9	84.4%	$4.3	79.0%
Adjusted SG&A expenses (2)	$139.6	$79.3	$60.4	76.2%	$4.1	71.0%
SG&A as % gross profit	83.7%	76.6%	7.1%
Adjusted SG&A as % gross profit (2)	80.0%	76.6%	3.4%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,288.2	$1,019.1	$269.0	26.4%	$41.2	22.4%
Used vehicle retail sales	1,116.7	965.6	151.2	15.7%	32.7	12.3%
Used vehicle wholesale sales	92.3	96.9	(4.6)	(4.8)%	2.6	(7.4)%
Total used	1,209.1	1,062.5	146.6	13.8%	35.3	10.5%
Parts and service sales	289.8	217.9	71.9	33.0%	8.7	29.0%
F&I, net	63.2	52.5	10.7	20.5%	2.0	16.7%
Total revenues	$2,850.2	$2,352.0	$498.2	21.2%	$87.0	17.5%
Gross profit:
New vehicle retail sales	$96.4	$92.8	$3.6	3.9%	$3.3	0.3%
Used vehicle retail sales	57.1	49.4	7.7	15.6%	1.7	12.1%
Used vehicle wholesale sales	(5.6)	(2.5)	(3.1)	(124.2)%	—	(122.4)%
Total used	51.5	46.9	4.6	9.8%	1.7	6.2%
Parts and service sales	165.7	127.5	38.2	30.0%	5.0	26.0%
F&I, net	63.2	52.5	10.7	20.5%	2.0	16.7%
Total gross profit	$376.8	$319.7	$57.2	17.9%	$12.0	14.1%
Gross margin:
New vehicle retail sales	7.5%	9.1%	(1.6)%
Used vehicle retail sales	5.1%	5.1%	—%
Used vehicle wholesale sales	(6.0)%	(2.6)%	(3.5)%
Total used	4.3%	4.4%	(0.2)%
Parts and service sales	57.2%	58.5%	(1.3)%
Total gross margin	13.2%	13.6%	(0.4)%
Units sold:
Retail new vehicles sold (1)	31,424	25,082	6,342	25.3%
Retail used vehicles sold	39,079	32,578	6,501	20.0%
Wholesale used vehicles sold	10,238	9,311	927	10.0%
Total used	49,317	41,889	7,428	17.7%
Average sales price per unit sold:
New vehicle retail (1)	$43,001	$42,149	$852	2.0%	$1,375	(1.2)%
Used vehicle retail	$28,577	$29,639	$(1,062)	(3.6)%	$837	(6.4)%
Gross profit per unit sold:
New vehicle retail sales	$3,067	$3,699	$(632)	(17.1)%	$106	(19.9)%
Used vehicle retail sales	$1,461	$1,516	$(55)	(3.7)%	$44	(6.6)%
Used vehicle wholesale sales	$(545)	$(267)	$(278)	(103.9)%	$(4)	(102.2)%
Total used	$1,044	$1,120	$(75)	(6.7)%	$34	(9.8)%
F&I PRU	$897	$910	$(13)	(1.5)%	$28	(4.6)%
Other:
SG&A expenses	$307.0	$229.6	$77.4	33.7%	$9.3	29.7%
Adjusted SG&A expenses (2)	$298.0	$230.5	$67.5	29.3%	$9.0	25.4%
SG&A as % gross profit	81.5%	71.8%	9.6%
Adjusted SG&A as % gross profit (2)	79.1%	72.1%	7.0%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,209.3	$2,208.6	$0.7	—%	$12.0	(0.5)%
Used vehicle retail sales	1,411.1	1,514.0	(102.8)	(6.8)%	8.3	(7.3)%
Used vehicle wholesale sales	100.6	110.5	(9.9)	(8.9)%	0.7	(9.5)%
Total used	1,511.8	1,624.5	(112.7)	(6.9)%	9.0	(7.5)%
Parts and service sales	578.8	549.7	29.1	5.3%	2.1	4.9%
F&I, net	192.6	193.8	(1.1)	(0.6)%	0.5	(0.9)%
Total revenues	$4,492.5	$4,576.5	$(84.0)	(1.8)%	$23.5	(2.4)%
Gross profit:
New vehicle retail sales	$153.2	$189.4	$(36.2)	(19.1)%	$0.9	(19.6)%
Used vehicle retail sales	72.9	79.6	(6.7)	(8.4)%	0.4	(8.9)%
Used vehicle wholesale sales	—	(2.2)	2.3	102.0%	—	103.2%
Total used	72.9	77.3	(4.4)	(5.7)%	0.3	(6.1)%
Parts and service sales	318.8	303.9	14.9	4.9%	1.3	4.5%
F&I, net	192.6	193.8	(1.1)	(0.6)%	0.5	(0.9)%
Total gross profit	$737.5	$764.4	$(26.8)	(3.5)%	$3.1	(3.9)%
Gross margin:
New vehicle retail sales	6.9%	8.6%	(1.6)%
Used vehicle retail sales	5.2%	5.3%	(0.1)%
Used vehicle wholesale sales	—%	(2.0)%	2.1%
Total used	4.8%	4.8%	0.1%
Parts and service sales	55.1%	55.3%	(0.2)%
Total gross margin	16.4%	16.7%	(0.3)%
Units sold:
Retail new vehicles sold (1)	44,411	44,185	226	0.5%
Retail used vehicles sold	47,635	49,252	(1,617)	(3.3)%
Wholesale used vehicles sold	11,682	11,349	333	2.9%
Total used	59,317	60,601	(1,284)	(2.1)%
Average sales price per unit sold:
New vehicle retail (1)	$50,295	$50,360	$(66)	(0.1)%	$272	(0.7)%
Used vehicle retail	$29,624	$30,739	$(1,115)	(3.6)%	$174	(4.2)%
Gross profit per unit sold:
New vehicle retail sales	$3,449	$4,287	$(837)	(19.5)%	$21	(20.0)%
Used vehicle retail sales	$1,530	$1,615	$(85)	(5.3)%	$8	(5.8)%
Used vehicle wholesale sales	$4	$(196)	$200	101.9%	$(2)	103.1%
Total used	$1,229	$1,276	$(47)	(3.7)%	$6	(4.1)%
F&I PRU	$2,093	$2,074	$19	0.9%	$6	0.6%
Other:
SG&A expenses	$504.3	$487.8	$16.5	3.4%	$2.4	2.9%
Adjusted SG&A expenses (2)	$488.1	$481.9	$6.2	1.3%	$2.2	0.8%
SG&A as % gross profit	68.4%	63.8%	4.6%
Adjusted SG&A as % gross profit (2)	66.2%	63.0%	3.1%
Operating margin %	4.6%	5.5%	(0.8)%
Adjusted operating margin % (2)	5.0%	5.7%	(0.7)%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$6,344.2	$6,251.4	$92.8	1.5%	$30.6	1.0%
Used vehicle retail sales	4,112.2	4,200.1	(87.9)	(2.1)%	23.7	(2.7)%
Used vehicle wholesale sales	297.5	323.3	(25.8)	(8.0)%	1.9	(8.6)%
Total used	4,409.6	4,523.4	(113.7)	(2.5)%	25.5	(3.1)%
Parts and service sales	1,665.8	1,613.5	52.4	3.2%	6.1	2.9%
F&I, net	551.3	534.6	16.7	3.1%	1.4	2.9%
Total revenues	$12,971.0	$12,922.9	$48.2	0.4%	$63.5	(0.1)%
Gross profit:
New vehicle retail sales	$452.3	$564.9	$(112.6)	(19.9)%	$2.3	(20.3)%
Used vehicle retail sales	225.6	229.2	(3.6)	(1.6)%	1.1	(2.1)%
Used vehicle wholesale sales	(2.4)	0.7	(3.1)	NM	(0.1)	NM
Total used	223.2	229.9	(6.7)	(2.9)%	1.1	(3.4)%
Parts and service sales	909.4	879.3	30.0	3.4%	3.5	3.0%
F&I, net	551.3	534.6	16.7	3.1%	1.4	2.9%
Total gross profit	$2,136.2	$2,208.7	$(72.5)	(3.3)%	$8.3	(3.7)%
Gross margin:
New vehicle retail sales	7.1%	9.0%	(1.9)%
Used vehicle retail sales	5.5%	5.5%	—%
Used vehicle wholesale sales	(0.8)%	0.2%	(1.0)%
Total used	5.1%	5.1%	—%
Parts and service sales	54.6%	54.5%	0.1%
Total gross margin	16.5%	17.1%	(0.6)%
Units sold:
Retail new vehicles sold (1)	128,043	125,426	2,617	2.1%
Retail used vehicles sold	140,568	137,539	3,029	2.2%
Wholesale used vehicles sold	33,668	31,281	2,387	7.6%
Total used	174,236	168,820	5,416	3.2%
Average sales price per unit sold:
New vehicle retail (1)	$50,037	$50,207	$(170)	(0.3)%	$241	(0.8)%
Used vehicle retail	$29,254	$30,537	$(1,283)	(4.2)%	$169	(4.8)%
Gross profit per unit sold:
New vehicle retail sales	$3,533	$4,504	$(971)	(21.6)%	$18	(22.0)%
Used vehicle retail sales	$1,605	$1,667	$(62)	(3.7)%	$8	(4.2)%
Used vehicle wholesale sales	$(71)	$21	$(93)	NM	$(2)	NM
Total used	$1,281	$1,362	$(81)	(5.9)%	$6	(6.4)%
F&I PRU	$2,052	$2,033	$19	1.0%	$5	0.7%
Other:
SG&A expenses	$1,461.2	$1,398.6	$62.6	4.5%	$6.4	4.0%
Adjusted SG&A expenses (2)	$1,427.5	$1,392.4	$35.1	2.5%	$6.0	2.1%
SG&A as % gross profit	68.4%	63.3%	5.1%
Adjusted SG&A as % gross profit (2)	66.8%	63.0%	3.8%
Operating margin %	4.6%	5.7%	(1.1)%
Adjusted operating margin % (2)	4.9%	5.8%	(0.9)%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM - Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,854.5	$1,864.2	$(9.8)	(0.5)%
Used vehicle retail sales	1,099.1	1,177.9	(78.8)	(6.7)%
Used vehicle wholesale sales	76.0	75.9	0.1	0.1%
Total used	1,175.1	1,253.8	(78.7)	(6.3)%
Parts and service sales	498.9	479.9	19.0	4.0%
F&I, net	174.7	175.9	(1.2)	(0.7)%
Total revenues	$3,703.2	$3,773.8	$(70.6)	(1.9)%
Gross profit:
New vehicle retail sales	$128.4	$160.0	$(31.6)	(19.8)%
Used vehicle retail sales	58.3	63.9	(5.6)	(8.8)%
Used vehicle wholesale sales	1.2	(0.3)	1.6	NM
Total used	59.5	63.6	(4.1)	(6.4)%
Parts and service sales	272.8	262.7	10.2	3.9%
F&I, net	174.7	175.9	(1.2)	(0.7)%
Total gross profit	$635.5	$662.1	$(26.7)	(4.0)%
Gross margin:
New vehicle retail sales	6.9%	8.6%	(1.7)%
Used vehicle retail sales	5.3%	5.4%	(0.1)%
Used vehicle wholesale sales	1.6%	(0.4)%	2.0%
Total used	5.1%	5.1%	—%
Parts and service sales	54.7%	54.7%	—%
Total gross margin	17.2%	17.5%	(0.4)%
Units sold:
Retail new vehicles sold	36,031	35,914	117	0.3%
Retail used vehicles sold	36,597	38,129	(1,532)	(4.0)%
Wholesale used vehicles sold	8,753	7,989	764	9.6%
Total used	45,350	46,118	(768)	(1.7)%
Average sales price per unit sold:
New vehicle retail	$51,468	$51,908	$(440)	(0.8)%
Used vehicle retail	$30,033	$30,893	$(860)	(2.8)%
Gross profit per unit sold:
New vehicle retail sales	$3,563	$4,456	$(893)	(20.0)%
Used vehicle retail sales	$1,593	$1,676	$(83)	(5.0)%
Used vehicle wholesale sales	$141	$(41)	$181	NM
Total used	$1,312	$1,378	$(66)	(4.8)%
F&I PRU	$2,406	$2,375	$30	1.3%
Other:
SG&A expenses	$417.9	$409.8	$8.1	2.0%
Adjusted SG&A expenses (1)	$408.1	$403.9	$4.2	1.0%
SG&A as % gross profit	65.8%	61.9%	3.9%
Adjusted SG&A as % gross profit (1)	64.2%	61.0%	3.2%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$5,252.0	$5,232.3	$19.7	0.4%
Used vehicle retail sales	3,181.6	3,234.5	(52.9)	(1.6)%
Used vehicle wholesale sales	220.8	226.3	(5.6)	(2.5)%
Total used	3,402.4	3,460.9	(58.5)	(1.7)%
Parts and service sales	1,433.6	1,404.1	29.5	2.1%
F&I, net	499.6	482.1	17.5	3.6%
Total revenues	$10,587.6	$10,579.3	$8.2	0.1%
Gross profit:
New vehicle retail sales	$374.1	$472.1	$(98.0)	(20.8)%
Used vehicle retail sales	180.7	179.8	0.9	0.5%
Used vehicle wholesale sales	3.5	3.2	0.3	10.8%
Total used	184.2	183.0	1.2	0.7%
Parts and service sales	776.5	755.7	20.8	2.8%
F&I, net	499.6	482.1	17.5	3.6%
Total gross profit	$1,834.5	$1,892.9	$(58.4)	(3.1)%
Gross margin:
New vehicle retail sales	7.1%	9.0%	(1.9)%
Used vehicle retail sales	5.7%	5.6%	0.1%
Used vehicle wholesale sales	1.6%	1.4%	0.2%
Total used	5.4%	5.3%	0.1%
Parts and service sales	54.2%	53.8%	0.3%
Total gross margin	17.3%	17.9%	(0.6)%
Units sold:
Retail new vehicles sold	102,314	100,344	1,970	2.0%
Retail used vehicles sold	107,583	104,961	2,622	2.5%
Wholesale used vehicles sold	25,144	21,970	3,174	14.4%
Total used	132,727	126,931	5,796	4.6%
Average sales price per unit sold:
New vehicle retail	$51,332	$52,143	$(811)	(1.6)%
Used vehicle retail	$29,573	$30,816	$(1,243)	(4.0)%
Gross profit per unit sold:
New vehicle retail sales	$3,657	$4,705	$(1,048)	(22.3)%
Used vehicle retail sales	$1,680	$1,713	$(34)	(2.0)%
Used vehicle wholesale sales	$139	$144	$(5)	(3.2)%
Total used	$1,388	$1,442	$(54)	(3.7)%
F&I PRU	$2,380	$2,348	$32	1.4%
Other:
SG&A expenses	$1,216.7	$1,171.9	$44.9	3.8%
Adjusted SG&A expenses (1)	$1,192.1	$1,165.7	$26.4	2.3%
SG&A as % gross profit	66.3%	61.9%	4.4%
Adjusted SG&A as % gross profit (1)	65.0%	61.6%	3.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$354.9	$344.4	$10.5	3.0%	$12.0	(0.4)%
Used vehicle retail sales	312.0	336.1	(24.0)	(7.2)%	8.3	(9.6)%
Used vehicle wholesale sales	24.7	34.6	(10.0)	(28.8)%	0.7	(30.7)%
Total used	336.7	370.7	(34.0)	(9.2)%	9.0	(11.6)%
Parts and service sales	79.9	69.8	10.1	14.4%	2.1	11.4%
F&I, net	17.9	17.9	—	0.1%	0.5	(2.9)%
Total revenues	$789.3	$802.7	$(13.4)	(1.7)%	$23.5	(4.6)%
Gross profit:
New vehicle retail sales	$24.8	$29.4	$(4.6)	(15.5)%	$0.9	(18.8)%
Used vehicle retail sales	14.6	15.7	(1.1)	(6.9)%	0.4	(9.2)%
Used vehicle wholesale sales	(1.2)	(1.9)	0.7	37.7%	—	39.0%
Total used	13.4	13.8	(0.4)	(2.6)%	0.3	(5.1)%
Parts and service sales	46.0	41.2	4.8	11.5%	1.3	8.5%
F&I, net	17.9	17.9	—	0.1%	0.5	(2.9)%
Total gross profit	$102.1	$102.2	$(0.2)	(0.2)%	$3.1	(3.2)%
Gross margin:
New vehicle retail sales	7.0%	8.5%	(1.5)%
Used vehicle retail sales	4.7%	4.7%	—%
Used vehicle wholesale sales	(4.8)%	(5.5)%	0.7%
Total used	4.0%	3.7%	0.3%
Parts and service sales	57.6%	59.1%	(1.5)%
Total gross margin	12.9%	12.7%	0.2%
Units sold:
Retail new vehicles sold (1)	8,380	8,271	109	1.3%
Retail used vehicles sold	11,038	11,123	(85)	(0.8)%
Wholesale used vehicles sold	2,929	3,360	(431)	(12.8)%
Total used	13,967	14,483	(516)	(3.6)%
Average sales price per unit sold:
New vehicle retail (1)	$44,920	$43,342	$1,578	3.6%	$1,517	0.1%
Used vehicle retail	$28,267	$30,213	$(1,946)	(6.4)%	$753	(8.9)%
Gross profit per unit sold:
New vehicle retail sales	$2,960	$3,551	$(591)	(16.6)%	$113	(19.8)%
Used vehicle retail sales	$1,322	$1,408	$(87)	(6.1)%	$34	(8.5)%
Used vehicle wholesale sales	$(405)	$(566)	$161	28.5%	$(9)	30.1%
Total used	$960	$950	$9	1.0%	$25	(1.6)%
F&I PRU	$922	$922	$(1)	(0.1)%	$28	(3.1)%
Other:
SG&A expenses	$86.4	$78.0	$8.4	10.8%	$2.4	7.8%
Adjusted SG&A expenses (2)	$79.9	$78.0	$2.0	2.5%	$2.2	(0.3)%
SG&A as % gross profit	84.7%	76.3%	8.4%
Adjusted SG&A as % gross profit (2)	78.3%	76.3%	2.0%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,092.3	$1,019.1	$73.1	7.2%	$30.6	4.2%
Used vehicle retail sales	930.6	965.6	(35.0)	(3.6)%	23.7	(6.1)%
Used vehicle wholesale sales	76.7	96.9	(20.3)	(20.9)%	1.9	(22.8)%
Total used	1,007.3	1,062.5	(55.2)	(5.2)%	25.5	(7.6)%
Parts and service sales	232.2	209.4	22.8	10.9%	6.1	8.0%
F&I, net	51.7	52.5	(0.8)	(1.5)%	1.4	(4.2)%
Total revenues	$2,383.4	$2,343.5	$39.9	1.7%	$63.5	(1.0)%
Gross profit:
New vehicle retail sales	$78.2	$92.8	$(14.6)	(15.7)%	$2.3	(18.2)%
Used vehicle retail sales	44.9	49.4	(4.5)	(9.1)%	1.1	(11.4)%
Used vehicle wholesale sales	(5.9)	(2.5)	(3.4)	(136.9)%	(0.1)	(134.7)%
Total used	39.0	46.9	(7.9)	(16.8)%	1.1	(19.2)%
Parts and service sales	132.8	123.6	9.2	7.4%	3.5	4.6%
F&I, net	51.7	52.5	(0.8)	(1.5)%	1.4	(4.2)%
Total gross profit	$301.7	$315.8	$(14.1)	(4.5)%	$8.3	(7.1)%
Gross margin:
New vehicle retail sales	7.2%	9.1%	(1.9)%
Used vehicle retail sales	4.8%	5.1%	(0.3)%
Used vehicle wholesale sales	(7.7)%	(2.6)%	(5.1)%
Total used	3.9%	4.4%	(0.5)%
Parts and service sales	57.2%	59.0%	(1.8)%
Total gross margin	12.7%	13.5%	(0.8)%
Units sold:
Retail new vehicles sold (1)	25,729	25,082	647	2.6%
Retail used vehicles sold	32,985	32,578	407	1.2%
Wholesale used vehicles sold	8,524	9,311	(787)	(8.5)%
Total used	41,509	41,889	(380)	(0.9)%
Average sales price per unit sold:
New vehicle retail (1)	$44,608	$42,149	$2,458	5.8%	$1,251	2.9%
Used vehicle retail	$28,213	$29,639	$(1,426)	(4.8)%	$718	(7.2)%
Gross profit per unit sold:
New vehicle retail sales	$3,039	$3,699	$(660)	(17.8)%	$91	(20.3)%
Used vehicle retail sales	$1,361	$1,516	$(155)	(10.2)%	$35	(12.5)%
Used vehicle wholesale sales	$(692)	$(267)	$(424)	NM	$(6)	NM
Total used	$940	$1,120	$(180)	(16.1)%	$26	(18.4)%
F&I PRU	$880	$910	$(30)	(3.3)%	$24	(5.9)%
Other:
SG&A expenses	$244.4	$226.7	$17.7	7.8%	$6.4	5.0%
Adjusted SG&A expenses (2)	$235.4	$226.7	$8.7	3.9%	$6.0	1.2%
SG&A as % gross profit	81.0%	71.8%	9.2%
Adjusted SG&A as % gross profit (2)	78.0%	71.8%	6.2%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Severance costs	Acquisition costs	Legal items and other professional fees	Accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$591.6	$(0.7)	$0.6	$(0.4)	$(14.8)	$(0.3)	$—	$575.9
Depreciation and amortization expense	$29.5	$—	$—	$—	$—	$—	$(1.3)	$28.2
Income (loss) from operations	$231.6	$0.7	$(0.6)	$0.4	$14.8	$0.3	$1.3	$248.6

Income (loss) before income taxes	$159.6	$0.7	$(0.6)	$0.4	$14.8	$0.3	$1.3	$176.6
Less: Provision (benefit) for income taxes	42.5	0.2	(0.8)	0.1	0.7	0.1	0.3	43.1
Net income from continuing operations	117.1	0.6	0.2	0.3	14.2	0.2	1.0	133.5
Less: Earnings allocated to participating securities	2.4	—	—	—	0.3	—	—	2.7
Net income from continuing operations available to diluted common shares	$114.7	$0.5	$0.2	$0.3	$13.9	$0.2	$1.0	$130.8

Diluted earnings per common share from continuing operations	$8.68	$0.04	$0.01	$0.02	$1.05	$0.02	$0.07	$9.90

Effective tax rate	26.6%							24.4%

SG&A as % gross profit (1)	69.4%							67.5%
Operating margin (2)	4.4%							4.8%
Pretax margin (3)	3.1%							3.4%

Same Store SG&A expenses	$504.3	$(0.7)	$—	$(0.4)	$(14.8)	$(0.3)	$—	$488.1
Same Store SG&A as % gross profit (1)	68.4%							66.2%

Same Store income from operations	$208.1	$0.7	$—	$0.4	$14.8	$0.3	$1.3	$225.7
Same Store operating margin (2)	4.6%							5.0%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$0.2	$—	$0.2
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.2	$—	$0.2

Net income	$117.3	$16.4	$133.7
Less: Earnings allocated to participating securities	2.4	0.3	2.7
Net income available to diluted common shares	$114.9	$16.1	$131.0

Diluted earnings per common share from discontinued operations	$0.01	$—	$0.01
Diluted earnings per common share from continuing operations	8.68	1.22	9.90
Diluted earnings per common share	$8.69	$1.22	$9.91
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30, 2023
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal items and other professional fees	Asset impairments and accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$496.7	$(1.5)	$7.9	$(4.4)	$—	$498.8
Depreciation and amortization expense	$23.1	$—	$—	$—	$(0.3)	$22.8
Asset impairments	$4.8	$—	$—	$—	$(4.8)	$—
Income (loss) from operations	$261.6	$1.5	$(7.9)	$4.4	$5.2	$264.7

Income (loss) before income taxes	$220.5	$1.5	$(7.9)	$4.4	$5.2	$223.6
Less: Provision (benefit) for income taxes	56.4	0.4	(5.4)	1.1	1.3	53.8
Net income (loss) from continuing operations	164.1	1.1	(2.6)	3.3	3.9	169.8
Less: Earnings (loss) allocated to participating securities	4.0	—	(0.1)	0.1	0.1	4.2
Net income (loss) from continuing operations available to diluted common shares	$160.1	$1.1	$(2.5)	$3.2	$3.8	$165.6

Diluted earnings (loss) per common share from continuing operations	$11.67	$0.08	$(0.18)	$0.23	$0.28	$12.07

Effective tax rate	25.6%					24.0%

SG&A as % gross profit (1)	63.2%					63.4%
Operating margin (2)	5.6%					5.6%
Pretax margin (3)	4.7%					4.8%

Same Store SG&A expenses	$487.8	$(1.5)	$—	$(4.4)	$—	$481.9
Same Store SG&A as % gross profit (1)	63.8%					63.0%

Same Store income from operations	$249.6	$1.5	$—	$4.4	$5.2	$260.7
Same Store operating margin (2)	5.5%					5.7%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net loss from discontinued operations	$(0.2)	$—	$(0.2)
Less: Loss allocated to participating securities	—	—	—
Net loss from discontinued operations available to diluted common shares	$(0.2)	$—	$(0.2)

Net income	$163.9	$5.7	$169.6
Less: Earnings allocated to participating securities	4.0	0.1	4.2
Net income available to diluted common shares	$159.9	$5.5	$165.4

Diluted loss per common share from discontinued operations	$(0.02)	$—	$(0.02)
Diluted earnings per common share from continuing operations	11.67	0.40	12.07
Diluted earnings per common share	$11.65	$0.40	$12.06
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Severance costs	Acquisition costs	Legal items and other professional fees	Accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$1,564.9	$(9.8)	$52.9	$(1.0)	$(19.3)	$(3.5)	$—	$1,584.2
Depreciation and amortization expense	$81.6	$—	$—	$—	$—	$—	$(5.5)	$76.1
Income (loss) from operations	$715.4	$9.8	$(52.9)	$1.0	$19.3	$3.5	$5.5	$701.5

Income (loss) before income taxes	$535.8	$9.8	$(52.9)	$1.0	$19.3	$3.5	$5.5	$522.0
Less: Provision (benefit) for income taxes	133.5	2.4	(14.2)	0.2	1.3	0.9	1.3	125.3
Net income (loss) from continuing operations	402.4	7.5	(38.7)	0.7	18.0	2.7	4.2	396.7
Less: Earnings (loss) allocated to participating securities	8.6	0.2	(0.8)	—	0.4	0.1	0.1	8.5
Net income (loss) from continuing operations available to diluted common shares	$393.8	$7.3	$(37.9)	$0.7	$17.6	$2.6	$4.1	$388.2

Diluted earnings (loss) per common share from continuing operations	$29.61	$0.55	$(2.85)	$0.05	$1.33	$0.20	$0.31	$29.19

Effective tax rate	24.9%							24.0%

SG&A as % gross profit (1)	66.3%							67.1%
Operating margin (2)	5.0%							4.9%
Pretax margin (3)	3.7%							3.6%

Same Store SG&A expenses	$1,461.2	$(9.8)	$—	$(1.0)	$(19.3)	$(3.5)	$—	$1,427.5
Same Store SG&A as % gross profit (1)	68.4%							66.8%

Same Store income from operations	$601.0	$9.8	$—	$1.0	$19.3	$3.5	$5.5	$640.1
Same Store operating margin (2)	4.6%							4.9%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$1.0	$—	$1.0
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.9	$—	$0.9

Net income (loss)	$403.3	$(5.7)	$397.7
Less: Earnings (loss) allocated to participating securities	8.6	(0.1)	8.5
Net income (loss) available to diluted common shares	$394.7	$(5.5)	$389.2

Diluted earnings per common share from discontinued operations	$0.07	$—	$0.07
Diluted earnings (loss) per common share from continuing operations	29.61	(0.42)	29.19
Diluted earnings (loss) per common share	$29.68	$(0.42)	$29.26
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30, 2023
	U.S. GAAP	Non-cash gain on interest rate swaps	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Asset impairments and accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$1,439.4	$—	$(1.5)	$19.4	$(0.3)	$(4.4)	$—	$1,452.7
Depreciation and amortization expense	$68.6	$—	$—	$—	$—	$—	$(0.9)	$67.8
Asset impairments	$7.7	$—	$—	$—	$—	$—	$(7.7)	$—
Income (loss) from operations	$773.9	$—	$1.5	$(19.4)	$0.3	$4.4	$8.6	$769.2
Other interest expense, net	$72.1	$4.0	$—	$—	$—	$—	$—	$76.2

Income (loss) before income taxes	$654.8	$(4.0)	$1.5	$(19.4)	$0.3	$4.4	$8.6	$646.1
Less: Provision (benefit) for income taxes	161.6	(0.9)	0.4	(10.3)	0.1	1.1	2.1	154.0
Net income (loss) from continuing operations	493.2	(3.1)	1.1	(9.1)	0.2	3.3	6.5	492.1
Less: Earnings (loss) allocated to participating securities	12.2	(0.1)	—	(0.2)	—	0.1	0.2	12.2
Net income (loss) from continuing operations available to diluted common shares	$480.9	$(3.0)	$1.1	$(8.9)	$0.2	$3.2	$6.3	$479.8

Diluted earnings (loss) per common share from continuing operations	$34.81	$(0.22)	$0.08	$(0.64)	$0.01	$0.23	$0.46	$34.73

Effective tax rate	24.7%							23.8%

SG&A as % gross profit (1)	62.9%							63.4%
Operating margin (2)	5.8%							5.7%
Pretax margin (3)	4.9%							4.8%

Same Store SG&A expenses	$1,398.6	$—	$(1.5)	$—	$(0.3)	$(4.4)	$—	$1,392.4
Same Store SG&A as % gross profit (1)	63.3%							63.0%

Same Store income from operations	$737.6	$—	$1.5	$—	$0.3	$4.4	$8.6	$752.3
Same Store operating margin (2)	5.7%							5.8%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net loss from discontinued operations	$(0.3)	$—	$(0.3)
Less: Loss allocated to participating securities	—	—	—
Net loss from discontinued operations available to diluted common shares	$(0.3)	$—	$(0.3)

Net income (loss)	$492.9	$(1.1)	$491.7
Less: Earnings allocated to participating securities	12.2	—	12.2
Net income (loss) available to diluted common shares	$480.6	$(1.1)	$479.5

Diluted loss per common share from discontinued operations	$(0.02)	$—	$(0.02)
Diluted earnings (loss) per common share from continuing operations	34.81	(0.08)	34.73
Diluted earnings (loss) per common share	$34.79	$(0.08)	$34.71
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, accelerated depreciation expense, asset impairment charges and a non-cash gain on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.S.
(Unaudited)
(In millions)

	Three Months Ended September 30, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$445.4	$(0.7)	$0.6	$(8.7)	$(0.3)	$436.2
SG&A as % gross profit (1)	65.7%					64.3%

Same Store SG&A expenses	$417.9	$(0.7)	$—	$(8.7)	$(0.3)	$408.1
Same Store SG&A as % gross profit (1)	65.8%					64.2%

	Three Months Ended September 30, 2023
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$417.4	$(1.5)	$7.9	$(4.4)	$419.5
SG&A as % gross profit (1)	61.1%				61.4%

Same Store SG&A expenses	$409.8	$(1.5)	$—	$(4.4)	$403.9
Same Store SG&A as % gross profit (1)	61.9%				61.0%

	Nine Months Ended September 30, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$1,257.9	$(9.8)	$52.9	$(11.3)	$(3.5)	$1,286.2
SG&A as % gross profit (1)	63.4%					64.8%

Same Store SG&A expenses	$1,216.7	$(9.8)	$—	$(11.3)	$(3.5)	$1,192.1
Same Store SG&A as % gross profit (1)	66.3%					65.0%

	Nine Months Ended September 30, 2023
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$1,209.8	$(1.5)	$18.4	$(0.3)	$(4.4)	$1,222.1
SG&A as % gross profit (1)	61.4%					62.0%

Same Store SG&A expenses	$1,171.9	$(1.5)	$—	$(0.3)	$(4.4)	$1,165.7
Same Store SG&A as % gross profit (1)	61.9%					61.6%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.K.
(Unaudited)
(In millions)

	Three Months Ended September 30, 2024
	U.S. GAAP	Severance costs	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$146.1	$(0.4)	$(6.1)	$139.6
SG&A as % gross profit (1)	83.7%			80.0%

Same Store SG&A expenses	$86.4	$(0.4)	$(6.1)	$79.9
Same Store SG&A as % gross profit (1)	84.7%			78.3%

	Nine Months Ended September 30, 2024
	U.S. GAAP	Severance costs	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$307.0	$(1.0)	$(8.0)	$298.0
SG&A as % gross profit (1)	81.5%			79.1%

Same Store SG&A expenses	$244.4	$(1.0)	$(8.0)	$235.4
Same Store SG&A as % gross profit (1)	81.0%			78.0%

	Nine Months Ended September 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$229.6	$0.9	$230.5
SG&A as % gross profit (1)	71.8%		72.1%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.